                          OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                             Supplement dated December 19, 2002
                         to the Prospectus dated November 22, 2002

The Prospectus is changed as follows:

Effective  January 1, 2003,  the Fund will not pay a fixed  dividend rate for its Class A shares.  Accordingly,  the Prospectus is amended as follows: the first three sentences of the second  paragraph under  "Dividends,  Capital Gains and Taxes - Dividends" on page 31 are deleted in their entirety.

December 19, 2002                                           PS0855.032

                          OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                         Supplement dated December 19, 2002 to the
                Statement of Additional Information dated November 22, 2002

The Statement of Additional Information is changed as follows:

Effective January 1, 2003, the Fund will not pay a fixed dividend rate for its Class A shares. Accordingly, the Statement of Additional Information is amended as follows: the third paragraph under "Dividends, Capital Gains and Taxes - Dividends and Distributions" on
page 65 is deleted in its entirety and the first and second sentences of the fourth paragraph are deleted and replaced with the following: "The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains."

December 19, 2002                                             PX0855.014